Disposals	12 Months Ended
Dec. 31, 2020
Disclosure of non-current assets or disposal groups classified as held for sale [text block] [Abstract]
Disposals

13. Disposals

On August 6, 2020 C New Co 2, a direct wholly owned subsidiary of Cazoo Holdings Limited was incorporated. C New Co 2 was incorporated to be used as a vehicle to enable the subletting of four leasehold properties acquired in the acquisition of Imperial Cars that did not meet the Group’s requirements for conversion into customer centers. C New Co 2 purchased property, plant and equipment associated with the properties from the Imperial Car entities.

On September 10, 2020 100% of the issued share capital of C New Co 2 was sold for a consideration of £1. There was no gain or loss associated with the sale of C New Co 2.